MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     29-Sep-97
Reporting Month:  August

                  Class
                  Interest      Beginning       Interest      Interest     Principal     Total            Applied  Ending
Class             Rate          Balance         Accrual       Payment      Payment       Distribution     Losses   Balance
Merit 3 Class A    6.175000%    $47,717,190.81  $245,544.71   $245,544.71  $1,174,858.91 $1,420,403.62    $0.00    $46,542,331.90
Merit 3 Class B   15.000000%    $13,585,736.00  $169,821.70   $169,821.70          $0.00   $169,821.70    $0.00    $13,585,736.00

                               $61,302,926.81   $415,366.41   $415,366.41  $1,174,858.91 $1,590,225.32    $0.00    $60,128,067.90

Class               CUSIP               Priority  Principal Type   Interest Type
Merit 3 Class A     589962AG4           Senior    Sequential       Floater
Merit 3 Class B     589962AH2           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Sep-97
Reporting Month:  August


                                                                                Interest    Interest    Principal
                   Original        Original Integral     Record    Accrual      Payment     Payment     Ending         Remaining
Class              Balance         Pct Pool Denomination Date      Factor       Factor      Factor      Balance        Principal
Merit 3 Class A    $144,348,444.00 85.00%   $1,000.00    31-Aug-97  1.70105547   1.70105547 8.13904797  $46,542,331.90 0.32243044
Merit 3 Class B     $13,585,736.00  8.00%   $1,000.00    31-Aug-97 12.50000000  12.50000000 0.00000000  $13,585,736.00 1.00000000

                   $157,934,180.00                                                                      $60,128,067.90


MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   29-Sep-97
Report Date:    August

Collateral Proceeds Account


Beginning Balance                                         $0.00

Deposits                                                              Withdrawals

Interest Net of Servicing Fee                       $424,886.69       Interest Payments                          $415,366.41
Principal                                         $1,237,736.55       Principal Payments                       $1,237,736.55
Deposits From Reserve Fund                                $0.00       Surplus                                          $0.00
Other Deposits                                            $0.00       FSA Fee                                      $9,520.28
                                                                      Discount Principal Reserve                       $0.00


Total Deposit                                     $1,662,623.24       Total Withdrawals                        $1,662,623.24



                                                                      Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         29-Sep-97
Reporting Month       August

Reserve Funds and Subordination


                           Initial Coverage     Beginning Coverage    Adjustments Losses(1)   Insured Balance Ending Coverage
Pool Over Collaterization  7.00% $11,887,519.82 16.17% $11,826,367.45 $0.00       $239,486.63 $71,891,557.71  16.42% $11,763,489.81


Insurance

                                Initial Coverage     Beginning Coverage   Adjustments  Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 47.94% $2,619,944.00 $0.00        $0.00  $5,453,301.36   48.04% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                                 $0.00

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                19          $2,648,086             3.68%
60+ Days                 6            $729,190             1.01%
90+ Days                20          $3,250,199             4.52%
Foreclosure             13          $2,319,474             3.23%
REO                     25          $4,261,106             5.93%

Totals                  83         $13,208,055            18.37%


Advances on Delinquencies                                      $122,293.13
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.